                                                                     EXHIBIT 99

                FOR:             UCBH HOLDINGS, INC.

                APPROVED BY:     Thomas S. Wu

                CONTACT:         Thomas S. Wu
                                 President and Chief Executive Officer
                                 (415) 928-0700
                                 Jonathan H. Downing
                                 Chief Financial Officer
                                 (415) 928-0700

                                 Morgen-Walke Associates, Inc.
                                 Investor Relations:  Leigh Parrish, Doug Sherk
                                 (415) 296-7383
                                 Media Relations:  Christopher Katis
                                 (415) 296-7383
                                 Wire Services: Eric Gonzales
                                 (212) 850-5600

FOR IMMEDIATE RELEASE


         UCBH HOLDINGS, INC. ANNOUNCES TWO-FOR-ONE STOCK SPLIT

         SAN FRANCISCO, MARCH 14, 2001 -- UCBH Holdings, Inc. (Nasdaq: UCBH), the holding company for United Commercial Bank, today announced that its Board of Directors has approved a two-for-one stock split for shareholders of record on March 31, 2001. The stock split will be payable on April 10, 2001, and new shares will be distributed by UCBH's transfer agent, Mellon Investor Services LLC, on or about April 11, 2001. Shareholders will receive one additional share of UCBH Holdings common stock for each share owned.

         As previously announced, UCBH declared a $0.07 per share cash dividend for the first quarter of 2001 for shareholders of record on March 31, 2001. This cash dividend will be payable on April 13, 2001 on a pre-split basis.

         "We are pleased with the success UCBH has achieved since converting to a commercial bank in July 1998. This stock split reflects our belief in the continuing strong and solid financial performance of the Company," said Mr. Thomas S. Wu, President and Chief Executive Officer of UCBH Holdings, Inc. "We believe this split should help improve market liquidity and broaden ownership of the Company's stock."

         ABOUT UCBH HOLDINGS, INC.

         UCBH Holdings, Inc. is the holding company for United Commercial Bank, the leading California bank serving the ethnic Chinese community. The Bank has 29 offices located in the San Francisco Bay Area, Sacramento, Stockton and metropolitan Los Angeles, which provide a wide range of consumer banking services to individuals and commercial banking services to small- and medium-sized businesses and professionals in a variety of industries. The Bank offers a full range of lending activities, including residential and commercial real estate, construction, commercial credit facilities and working capital loans. The Bank is also the leader in its niche market in providing e-business services and products to its customers through its recently launched Internet portal, www.ibankUNITED.com, an interactive site in both English and Chinese. For additional information, visit the portal or the corporate Web site for UCBH Holdings, Inc. located at www.ucbh.com.

         Certain statements contained in this release, including without limitation, statements containing the words "believes," "plans," "expects," "anticipates," and words of similar import, constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the following: general economic and business conditions in those areas in which the Company operates; demographic changes; competition; changes in business strategies and other risks detailed in the most recent quarterly and annual reports filed with the Securities and Exchange Commission, including the Company's Form 10-Q for the quarter ended September 30, 2000 and Form 10-K for the year ended December 31, 2000. Given these uncertainties, undue reliance should not be placed on such forward-looking statements. The Company disclaims any obligation to update any such factors or to publicly announce the results of any revisions to any of the forward-looking statements contained herein to reflect future events or developments.

                                      ####


                                      5